ASSIGNMENT AND ASSUMPTION OF
                              TRI-PARTY AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF TRI-PARTY AGREEMENT (this "Assignment"), is made and entered into as of the _____ day of May, 1997, by and between WELLSFORD RESIDENTIAL PROPERTY TRUST, a Maryland real estate investment trust (hereinafter called "Assignor"), ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership (hereinafter called "Assignee"), RED CANYON AT PALOMINO PARK LLC, a Colorado limited liability company2 ("Red Canyon"), WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation ("WPHC"), THE FELD COMPANY, a Colorado corporation ("Feld Company"), AL FELD, an individual and NATIONSBANK OF TEXAS, N.A., a national banking association ("Nationsbank").

                                   RECITALS

     (a) Reference is hereby made to that certain Tri-Party Agreement dated _______________ ____, 1997, by and among Nationsbank, Assignor, Red Canyon, WPHC, Al Feld, and Feld Company (the "Phase II Tri-Party Agreement"). The Phase II Tri-Party Agreement was executed in connection with that certain construction loan in the original principal amount of $29,502,119.00 from Nationsbank to Red Canyon for the development of a 304-unit apartment complex and related facilities in Highlands Ranch, Douglas County, Colorado (the "Project").

     (b) Assignor has entered into that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of January 16, 1997, by and between Equity Residential Properties Trust, a Maryland real estate investment trust ("ERPT"), and Assignor in connection with the merger of ERPT with and into Assignor.

     (c)  ERPT is the general partner of Assignee.

     (d) Pursuant to the Merger Agreement, Assignor is obligated to assign to Assignee, and Assignee has agreed to assume, all of Assignor's rights, interests and obligations under the Phase II Tri-Party Agreement.

     (e) The parties hereto now desire to enter into this Assignment in order to effectuate the above-referenced assignment and assumption of Assignor's rights, interests and obligations under the Phase II Tri-Party Agreement and to evidence the consent to such assignment and assumption by the parties hereto.

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

     LLS Assignment. Assignor does hereby transfer, assign, grant, delegate and convey to Assignee, its successors and assigns, and Assignee, for itself and its successors and assigns, does hereby assume, all of Assignor's rights, interests and obligations in, to and under the Phase II Tri-Party Agreement from and after the date hereof.

     (ii) Consent To Assignment. Nationsbank and each other party hereto does hereby consent to and acknowledge the above assignment and agrees to look solely to Assignee from and after the date hereof for the performance of all duties and obligations that were previously the responsibility of Assignor under the Phase II Tri-Party Agreement. Any further assignment of the Phase II Tri-Party Assignment shall require the prior written consent of Nationsbank.

     (iii) Original Documents. Concurrently with the execution and delivery of this Assignment, Assignor shall deliver to Assignee any original copies of the Phase II Tri-Party Agreement, together with all exhibits, addenda and amendments thereto, in Assignor's possession.

     (iv) Notice to Assignee. The parties hereto agree that from and after the date hereof, a copy of any notice or communication required or permitted to be given to Assignor pursuant to the Phase II Tri-Party Agreement, shall now be sent to ERP Operating Limited Partnership, 2 North Riverside Plaza, Suite 400, Chicago, Illinois 60606, attention: President, with a copy to (i) Equity Residential Properties Trust, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, Attention: President and Bruce C. Strohm, Esq. and (ii) Rudnick & Wolfe, 203 N. LaSalle St., Suite 1800, Chicago, Illinois 60601, Attention:
Errol R. Halperin, Esq.

     (v) Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Colorado.

     (vi) Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (vii) Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.

     (viii) Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

     (ix) Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

     (x) Further Agreements. Assignor agrees to execute and deliver to Assignee such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Assignment.

     (xi) Limitation of Liability. This Assignment and all documents, agreements, understandings and arrangements relating to this Assignment have been executed by the undersigned on behalf of Assignor in his/her capacity as an officer or trustee of Assignor which has been formed as a Maryland real estate investment trust pursuant to a Declaration of Trust of Assignor dated as of July 10, 1992, and not individually, and neither the trustees, officers or shareholders of Assignor shall be bound by or have any personal liability hereunder or thereunder. The beneficiary of this Assignment shall look solely to the assets of Assignor for satisfaction of any liability of Assignor in respect of this Assignment and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the trustees, officers or shareholders of Assignor or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the this Assignment or any matter related thereto.

     (xii) Counterparts. This Assignment may be executed in one or more counterparts, all of which when taken together shall constitute the entire agreement of the parties.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date above first written.


                         WELLSFORD RESIDENTIAL PROPERTY TRUST,
                         a Maryland real estate investment trust

                         By:/s/ David M. Strong
                            ---------------------------------------
                            Name:  David M. Strong
                            Title: Vice President

                         ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                              By: EQUITY RESIDENTIAL PROPERTIES TRUST, its
                              general partner

                              By:/s/ Bruce C. Strohm
                                 -------------------------------------------
                              Name:  Bruce C. Strohm
                              Title: Executive Vice President

                         NATIONSBANK OF TEXAS, N.A., a national banking association


                         By:/s/ Sondra E. Teilborg
                            ----------------------------------------------
                         Name:  Sondra E. Teilborg
                         Title: Vice President


                         RED CANYON LLC, a Colorado limited liability company

                         By:/s/ Al Feld
                            ----------------------------------------------
                            Al Feld, Manager


                         WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation

                         By:/s/ David M. Strong
                            ---------------------------------------------
                              David M. Strong,
                              Vice President

                         THE FELD COMPANY, a Colorado corporation

                         By:/s/ Al Feld
                            --------------------------------------------
                            Al Feld, President

                            --------------------------------------------
                            Al Feld